Borrowings	12 Months Ended
Dec. 31, 2022
Borrowings
Borrowings

14. Borrowings

	December 31,	December 31,
	2022	2021

	(€ in thousands)
Innovation credit	3,907	3,907
Accrued interest on innovation credit	1,035	645
Convertible loans	1,369	38,925
Accrued interest on convertible loans	460	613
Total borrowings	6,771	44,090
Current portion	(2,500)	(4,771)
Total non-current borrowings	4,271	39,319

Innovation credit (“Innovatiekrediet”)

On June 1, 2012, ProQR was awarded an Innovation credit by the Dutch government, through its agency Rijksdienst voor Ondernemend Nederland (RVO – Netherlands Enterprise Agency), for the Company’s cystic fibrosis program. Amounts were drawn under this facility in the course of the years 2013 through 2017. The credit covered 35% of the costs incurred in respect of the program up to € 5,000,000. The credit was interest-bearing at a rate of 10% per annum. In June 2020, ProQR received a final waiver of the full amount of the Innovation credit, including accumulated interest. Consequently, the carrying amount of € 8,423,000, including accumulated interest, was recognized in other income (under grant income) in 2020.

On December 10, 2018 ProQR was awarded an Innovation credit for the sepofarsen program. Amounts were drawn under this facility from 2018 through 2022. The credit of € 3,907,000 was used to conduct the Phase 2/3 clinical study and efforts to obtain regulatory and ethical market approval (NDA/MAA) of sepofarsen for LCA10. The received amount of € 3,907,000 is recognized under non-current borrowings at December 31, 2022. The credit, including accrued interest of 10% per annum, is repayable depending on the future development of the sepofarsen program.

The assets that are co-financed with the granted innovation credit are subject to a right of pledge for the benefit of RVO.

Convertible loans

In July 2020, the Company entered into a convertible debt financing agreement with Pontifax Medison Debt Financing. Under the agreement, the Company had access to up to $ 30 million in convertible debt financing in three tranches of $ 10 million each that would mature over a 54-month period and had an interest-only period of 24 months. One tranche of $ 10 million (€ 9.4 million) was drawn down over the course of the agreement.

A second close of the convertible debt financing agreement was completed in August 2020 with Kreos Capital. Under the second agreement, the Company had access to up to € 15 million in convertible debt financing in three tranches of € 5 million each that would mature over a 54-month period and had an interest-only period of 24 months. One tranche of € 5 million was drawn down over the course of the agreement.

In connection with the loan agreement, the Company issued to Pontifax and Kreos warrants to purchase up to an aggregate of 302,676 shares of its common stock at a fixed exercise price.

On December 29, 2021, the Company amended its convertible debt financing agreement with the Lenders. Under the amended agreement the Company drew down an additional $ 30 million (€ 28.2 million) that would mature over a 54-month period and had an interest-only period of 33 months. The amendment replaced the two undrawn tranches under the original convertible debt financing agreements.

In connection with the amended loan agreement, the Company issued to the Lenders warrants to purchase up to an aggregate of 376,952 shares of its common stock at a fixed exercise price.

The convertible loans from Pontifax and Kreos bore an interest of 8.2% per annum.

In September 2022, ProQR extinguished its debt with Pontifax and Kreos by repaying all outstanding principal amounts. In addition, an early repayment penalty was incurred. The financial liability relating to Pontifax’ conversion options was derecognized from derivative financial instruments. The option premium on convertible loans relating to Kreos’ conversion options was derecognized from equity, as described in note 13. The results related to the derecognition of these financial liabilities are disclosed in the table further below in this note.

Pontifax’ and Kreos’ warrants remain in place until their five-year economic life expires. These warrants are accounted for as embedded derivatives and were recognized separately from the host contract as derivative financial liabilities at fair value through profit or loss.

Convertible loans amounting to € 2.3 million were issued to Amylon Therapeutics B.V. in 2018 and 2019 and are interest-bearing at an average rate of 8% per annum. They are convertible into a variable number of ordinary shares within 36 months at the option of the holder or the Company in case financing criteria are met. Any unconverted loans become payable on demand after 24 – 36 months in equal quarterly terms.

In 2022, Amylon entered into waiver agreements with certain lenders. Such lenders’ loan agreements with Amylon are severed and any claims to repayment of any outstanding debt and accumulated interest are renounced. The total amount of convertible loans and accumulated interest waived under these agreements in 2022 is € 1,144,000. The resulting gain was recognized as a gain on derecognition of financial liabilities.

The results related to the derecognition of financial liabilities, as described above, are as follows:

	2022	2021

	(€ in thousands)
Gain on waiver of Amylon convertible loans	1,144	-
Loss on extinguishment of Pontifax and Kreos convertible loans	(2,534)	-
	(1,390)	-

Reconciliation of movements of liabilities to cash flows arising from financing activities

	Innovation	Convertible	Lease
	credit	loans	liability

	(€ in thousands)
Balance at January 1, 2021	3,077	14,247	16,953
Changes from financing cash flows
Proceeds from borrowings	1,137	—	—
Proceeds from convertible loans	—	26,520	—
Repayment of lease liability	—	—	(820)
The effect of changes in foreign exchange rates	—	590	—
Other changes
Interest expense	338	1,877	—
Interest paid	—	(1,216)	—
Transaction costs	—	(148)	—
Proceeds recognized as derivative financial liabilities	—	(1,186)	—
Proceeds recognized in equity as option premium on convertible loans	—	(1,146)	—
Share-based repayment of lease liability	—	—	(387)
New leases	—	—	121
Effect of lease amendments	—	—	415

Balance at January 1, 2022	4,552	39,538	16,282
Changes from financing cash flows
Repayments	—	(43,372)	(1,674)
The effect of changes in foreign exchange rates	—	1,771	—
Other changes
Interest expense	391	3,537	—
Interest paid	—	(2,612)	—
Transaction costs	—	94	—
Repayments allocated to option premium on convertible loans (equity)	—	1,482	—
Repayments recognized as result on derecognition of financial liabilities	—	2,534	—
Effect of waived loan agreements	—	(1,144)
Effect of lease amendments	—	—	592

Balance at December 31, 2022	4,943	1,828	15,200